SCHEDULE 14A INFORMATION

                               Proxy Statement Pursuant to Section 14 (a)
                                 of the Securities Exchange Act of 1934

                                       Filed by the Registrant [X]

                            Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission only (as permitted by Rule
        14a-6(e) (2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                                        CASMYN CORP.
                      (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4)  and
         0-11.

        1.      Title of each class of securities to which transaction applies:

        2.      Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4.      Proposed maximum aggregate value of transaction:

        5.      Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the Form or Schedule and the date of its filing.

1.        Amount Previously Paid:
2.        Form, Schedule or Registration Statement No.:
3.        Filing Party:
4.        Date Filed:

                                     CASMYN CORP.
                             (A COLORADO CORPORATION)
                               1335 GREG STREET #104
                                 SPARKS, NV  89431

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD JUNE 16, 1997

To the Shareholders:

NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Casmyn Corp. ("Casmyn" or "the Company") will be held at the Company's offices located at 1800-1500 West Georgia Street, Vancouver, British Columbia, Canada, on the 16th day of June, 1997, at 10:00 AM (local time) for the following purposes:

1. The election of five (5) directors to hold office until the next annual election of directors by Shareholders or until their respective successors shall have been duly elected and shall have qualified;

2. Approval of the 1997 Directors Stock Option Plan as adopted by the Board of Directors on January 17, 1997;

3. Approval to increase the number of shares available for grant under the 1995 Incentive Stock Option Plan from 800,000 to 1,500,000;

4. Appointment of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending September 30, 1997; and

5. Transact such other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on May 5, 1997 as the Record Date for the determination of Shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed.

BY ORDER OF THE BOARD OF DIRECTORS



   /s/ Douglas C. Washburn, Secretary
By:__________________________________
Douglas C. Washburn, Secretary

 Dated:  May __, 1997

                                         CASMYN CORP.
                                   _________________________

                                       PROXY STATEMENT FOR
                                ANNUAL MEETING OF SHAREHOLDERS
                                    TO BE HELD JUNE 16, 1997
                                    _________________________

This Proxy Statement is furnished on behalf of Casmyn Corp. ("Casmyn"), a Colorado corporation, for the 1997 Annual Meeting of Shareholders to be held on June 16, 1997 at 10:00 am (local time) and any adjournment(s) thereof at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The  executive offices of Casmyn are located at 1335 Greg Street #104, Sparks,
Nevada,  89431.    Casmyn's  mailing address is 1335 Greg Street #104, Sparks,
Nevada, 89431.

The Notice of Annual Meeting of Shareholders, this Proxy Statement, and Casmyn's Annual Report to Shareholders, which includes Casmyn's Annual
Report on Form 10-K for the fiscal year ended September 30, 1996 are being mailed to Shareholders on or about May 12, 1997.

The Record Date for determination of Shareholders entitled to vote at the Annual Meeting was the close of business on May 5, 1997, (the "Record Date"). As of the close of business on the Record Date there were 12,842,674 issued and outstanding shares of the common stock of Casmyn (the "common stock").

Each outstanding share of common stock entitles the holder to one vote on all matters to be acted upon at the meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast in the election of directors is required for the election of directors and the affirmative vote of a majority of the shares represented at the meeting is required to approve the other matters to be voted upon. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but shall not be counted as voting for purposes of determining whether a nominee has received the necessary number of votes for election.

Shares represented by proxies will be voted for the election of each nominee director named in this Proxy Statement, the approval of the 1997 Directors Stock Option Plan and the increase in the number of shares available for grant under the 1995 Incentive Stock Option Plan. The proxy card or vote will be withheld in accordance with the specifications made on the proxy card by the shareholder and, if no specification is made, will be voted in favor of the election of such nominee directors.

Whether or not you expect to be personally present at the meeting, you are requested to mark, date, sign and return the enclosed proxy card. Any shareholder giving a proxy in the form of the accompanying proxy card has the right to revoke the proxy by presenting a duly executed proxy bearing a later date, by attending the meeting and voting in person or by written notification to the Secretary of Casmyn prior to the meeting.

In addition to proxy soliciting material mailed to the Shareholders, officers and employees of Casmyn may communicate with Shareholders personally or by telephone, telegraph, telephone facsimile, electronic mail or mail to solicit their proxy. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of common stock registered in their names, be requested to forward material to the beneficial owners of such shares and to secure their voting instructions. The costs will be borne by Casmyn.

                            ELECTION OF DIRECTORS

The Bylaws of Casmyn provide that the Board of Directors shall consist of not less than two (2) nor more than eleven (11) members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors. The Board of Directors is currently comprised of five (5) directors.

No circumstances are presently known that would render any nominees named herein unable or unwilling to serve. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of Casmyn, then any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

The persons listed below are current members of the Board of Directors and have been recommended by the Board of Directors to stand for reelection. All of the current directors have agreed to stand for re-election as directors.



NOMINEE                    AGE  OTHER POSITIONS         SERVICE AS
                                WITH THE COMPANY        DIRECTOR
------------------------------------------------------------------------------
Amyn S. Dahya (3)          40    President & Chief      Chairman and Director
                                 Executive Officer      since 1994

Hanif S. Dahya (1, 2, 3)   41    -                      Vice Chairman and
                                                        Director since 1995

Edmund de Rothschild       80     -                     Appointed to the
                                                        Board  January 1997

Dr. Arthur B. Laffer (1,2) 56     -                     Appointed to the Board
                                                        January 1997

Sandro Kunzle (1,2,3)       42    -                     Director since 1994

(1)  Member of Audit Committee
(2)  Member of Compensation Committee
(3)  Member of the Executive Committee

BOARD AND COMMITTEE MEETINGS
----------------------------

During the fiscal year ended September 30, 1996 there were 24 (including actions by written consent) meetings of the Board in which a quorum of
directors  participated.   Some of the members were not present at all of
these meetings but participated telephonically with other Board members relating to specific issues and resolutions before and after the meetings.

During 1996, the Board was expanded from three (3) to five members and an executive committee comprised of three members of the Board was formed. The executive committee presently consists of Mr. Amyn S. Dahya, Mr. Hanif S. Dahya and Mr. Sandro Kunzle and met once from September 1996 to present with all members present.

On March 17, 1997, the Board formed a Compensation Committee composed of Messers. Laffer, Kunzle and Hanif Dahya. The Committee was formed to determine the annual base salary of the Chief Executive Officer and other senior executive officers and to develop compensation plans to provide the Chief Executive Officer and other senior officers with competitive total compensation packages.

DIRECTOR COMPENSATION
---------------------

Directors not otherwise employed by the Company received no cash compensation, but were awarded stock option rights. The Company reimburses directors for costs and expenses relating to attending meetings.

DIRECTOR STOCK OPTION PLANS
---------------------------

During fiscal 1997, the Board of Directors adopted the 1997 Directors Stock Option Plan, subject to approval of the shareholders. The following options have been granted under this plan:



DIRECTOR                NUMBER OF SHARES    OPTION PRICE
--------------------------------------------------------
Hanif S. Dahya          100,000             $9.00
Edmund de Rothschild     75,000             $9.00
Arthur B. Laffer        100,000             $9.00


All of the above options vest over three years beginning December 31, 1997.



                                                  EXECUTIVE
NAME                    OFFICE              AGE   OFFICER SINCE
---------------------------------------------------------------
Amyn S. Dahya           President & Chief   40    1994
                        Executive Officer
Douglas C. Washburn     Secretary/Treasurer 51    1994
Dennis E. Welling       Controller          50    1995


                               BUSINESS EXPERIENCE

The following section summarizes the present occupation and prior business experience during the past five years for each director and executive officer of the Company.

AMYN S. DAHYA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR.
Mr. Dahya has extensive international experience in project development, engineering, joint ventures and finance. Mr. Dahya has served as the Chief Executive officer and Chairman of the Board of Directors since founding Casmyn in 1987, Mr. Dahya held senior positions with the Davy McKee organization, one of the world's largest engineering companies, where he was involved with the development of minerals and environmental projects internationally. Mr. Dahya also serves on the Board of Directors of Vector
Environmental  Technologies,  Inc,  an affiliated  public  company.    Mr. Dahya
has been the recipient of several distinguished awards. He holds a First Class Honors Degree in Chemical Engineering from Aston University in Birmingham, U.K. Mr. Dahya is a director of Vector Environmental Technologies, Inc.

HANIF S. DAHYA, DIRECTOR. Mr. Hanif Dahya, is a Partner of Sandler, O'Neil, a Wall Street investment bank (from 1991 to present) and a graduate from Harvard Business School (MBA) with an undergraduate degree (BSc) in Production Engineering from Loughborough University, UK. He has built a distinguished career on Wall Street and has held senior positions with investment banks including E.F. Hutton, L.F. Rothschild Mortgage Corp. (CEO) and Union Bank of Switzerland (Managing Director-UBS Securities). His experience includes multi-million dollar financings and bond issues. Mr. Dahya provides strategic direction with respect to financial planning and growth of the Casmyn Group of Companies.

EDMUND  DE  ROTHSCHILD,  DIRECTOR.   Mr. Edmund de Rothschild brings
to Casmyn extensive  merchant  banking  experience.    He has built a very
distinguished career in the international business community through his directorship positions with N. M. Rothschild & Sons Limited, Rothschild Continuation Holdings, Exbury Enterprises Ltd., among others. Mr. Rothschild was Chairman of N.M. Rothschild & Sons between 1970 - 1975. Since 1993 he has served as a director and/or advisor (now retired) of various of various enterprises. He has also served on numerous boards such as The Sun Alliance
& London Insurance Company, Dunhill Ltd., Tokyo Pacific Holdings, etc. He was British Government Trustee for Freedom from Hunger Campaign and Government Chairman of British National Export Council for Asia in 1970/71. Mr.
de Rothschild has been involved in many charities, including the Royal National Pension Fund for Nurses, Council of Christians and Jews, ex-service charities and various gardening charities. Exbury, his home, features a famous garden which is open to the public and is a part of his Charitable Foundation. He has an Hon. LL.D (University of Newfoundland), Hon. D.Sc
(Salford),  Order  of  the Sacred Treasure,  1st  Class  (Japan).   Mr. de
Rothschild brings to Casmyn extensive expertise  in  the  areas  of  corporate
finance,  business  development  and strategic  planning.    On January 1, 1997,
Mr. de Rothschild was honored with the title of Commander of the Order of the British Empire (C.B.E.).

DR.  ARTHUR B. LAFFER,  DIRECTOR.  Dr. Arthur Laffer is the currently
Chairman of A. B. Laffer, V. A. Canto & Associates, an economic research and financial consulting firm which he founded. Dr. Laffer presently sits on the Board of Directors of Nicholas Applegate Mutual Funds, US Filter Corp., MasTec
Inc. and Coinmach  Corp.   He has sat on the Board of Directors of the American
Council for Capital Formation, Pepperdine University. In addition, he has taught at Pepperdine University, University of Southern California and
University of Chicago.    Dr.  Laffer  was  the Chief Economist at the White
House Office of Management and Budget from 1970 to 1972. He has also been a consultant to the United States Secretaries of Treasury and Defense and a member of President Reagan's Economic Policy Advisory Board. He was listed in "A Dozen Who Shaped the '80's" in the Los Angeles Times, and in "A Gallery of the Greatest People Who Influenced Daily Business" in the Wall Street Journal. Dr. Laffer received a BA in Economics from Yale University and
an MBA and PhD in Economics  from  Stanford  University.    Dr. Laffer brings to
Casmyn a strong background in the areas of corporate finance, business development and strategic planning.

SANDRO KUNZLE, DIRECTOR. Mr. Sandro Kunzle has over 23 years of international banking and finance experience. During his career, Mr. Kunzle has held senior positions with several Swiss banks. From 1985 to present Mr. Kunzle has been with Witra, Inc. with whom he currently serves as Managing Director. Witra
Inc.  is  an  investment  firm  based  in  Switzerland.    His  expertise  in
international finance and venture capital adds significant experience to the Company's international business development efforts. Mr. Kunzle is a director of Vector Environmental Technologies, Inc.

DOUGLAS C. WASHBURN, SECRETARY, TREASURER.  Mr. Washburn holds an MBA, CPA and currently serves as Corporate Secretary and Treasurer. He brings 24 years of financial management experience to the Company. Prior to joining the Company in 1993 he was a principal at Washburn Partners, a
financial consulting firm, from  1990  to  1993.    Between  1980  and  1990,
he was Vice President and Controller of Armco Financial Corporation, a $1 billion multinational merchant bank and its successor Glenfed Financial Corporation. Through his background he brings to the Company expertise in areas of international finance, planning, taxation, accounting and management information systems.

DENNIS  E.  WELLING,  CONTROLLER, ASSISTANT CORPORATE SECRETARY.
Mr. Welling, a CPA, currently serves as Controller. He has 24 years internal and external audit and controlling experience. Prior to joining the Company in 1993, he served as Vice President and Controller of Glenfed Financial Corporation from 1991 to 1993. Prior to that he held positions with Deloitte & Touche and Armco Steel Corporation, he brings significant management information experience in the mining, manufacturing and financial services sectors.

TRANSACTIONS WITH DIRECTORS AND OFFICERS
----------------------------------------

Amyn Dahya, an officer, director and a principal shareholder of the Company is also a director of Vector Environmental Technologies, Inc. ("VETI"). Sandro Kunzle, a director of the Company is also a director of VETI.

Vector Environmental Technologies, Inc. ("VETI") and Subsidiaries
-----------------------------------------------------------------

The Company shares officers, personnel and facilities with VETI and accordingly actual costs related to these officers and personnel and facilities are shared on a pro-rata basis. In addition, at March 31, 1997, Dahya Holdings Limited ("DHL") held approximately a 14% interest in VETI.

The Company employs several scientists, technologists and engineers experienced in the fields of environmental protection, water purification, treatment of effluents from mineral processing operations, and pollution control of water. VETI, is utilizing the Company's infrastructure in order to develop commercial applications for water purification technologies developed by the Company. The Company provides research and development services to VETI as required. In addition, the Company provides technical staff to VETI as required. The Company bills VETI for the services of its technical staff at a rate which approximates cost recovery. During the year ended September 30, 1996, the Company billed VETI $285,730 for such services.

At December 31, 1996, VETI owed the Company $2,329,341 for research, technical and management services and working capital advances. These advances bear interest at 9% per annum and are due within one year from the date of the advance.

Casmyn Research and Engineering
-------------------------------

Casmyn Research and Engineering ("CRE") a Canadian corporation is a wholly owned subsidiary of DHL. During 1996 the Company paid CRE $74,456 for consulting services related to various Company programs and activities. The Company believes that service are obtained from CRE at prices comparable to those of other service providers in the market.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------

The following information table sets forth certain information regarding the Company's common stock owned on March 31, 1997 by (1) any person (including any "group") who is known by the Company to own beneficially more than 5% of its outstanding common stock, (2) each director and officer named in the Summary Compensation Table, and (3) all officers and directors as a group.


NAME AND ADDRESS                SHARES OF COMMON     PERCENT OF COMMON
OF BENEFICIAL OWNER             STOCK OWNED          STOCK OUTSTANDING**
------------------------------------------------------------------------
AMYN DAHYA
1335 Greg St. #104              2,649,000 (1)        19.6%
Sparks, NV. 89431

MONSOOR DAHYA
Kenya, Africa                   1,032,694 (2)         8.0%

DAHYA HOLDINGS, INC.
1335 Greg St. #104              1,032,694 (2)         8.0%
Sparks, NV. 89431

HANIF DAHYA
5 Beechwood Road                         Nil          --
Allendale, New Jersey
07401

SANDRO KUNZLE
Tenuta Aia Vecchia                25,000 (3)          --
58029, Sassofortino
(GR) Italy

BISMILLAH CHILDREN'S
FOUNDATION LTD.                1,807,750 (4)          41%
1335 Greg St. #104
Sparks, NV. 89431

SOCIETE GENERALE
17 Cours Valny                 2,909,742 (5)        20.4% (3)
La Defense
Cedex
Paris, France

EDMUND DE ROTHSCHILD
New Court, St. Swithin's Lane         8,116         --
London, EC4P, England 4DU

ARTHUR D. LAFFER
5405 Morehouse Dr., Suite 340           NIL         --
San Diego, CA. 92121

ALL OFFICERS AND
DIRECTORS OF THE
COMPANY AS A GROUP
(8 PERSONS)                      3,796,118         28.0%


** Based upon 12,842,674 common shares outstanding at March 31, 1997.

(1)    At March 31, 1997, Mr. Amyn Dahya owned 1,982,000 common shares of the
       Company.    Also  at  March 31, 1997, Mr. Dahya had a total of 667,000 currently exercisable options to purchase common stock of the Company at $7.00 per share. The total number of shares does not include shares held by Dahya Holdings, Inc. ("DHL"), of which Mr. Amyn Dahya is an officer, director and minority shareholder. Mr. Amyn Dahya disclaims beneficial ownership of the shares held by DHL.

(2) At March 31, 1997, 1,032,694 common shares of the Company were owned or controlled by DHL, of which Mr. Amyn Dahya is an officer, director and minority shareholder. Mr. Mansoor Dahya, an uncle to Mr. Amyn Dahya, owns 91% of the outstanding voting stock of DHL.

(3)    Consists of exercisable stock options.

(4) Bismillah Children's Foundation Ltd. is a non-profit/charitable foreign corporation of which Mr. Amyn Dahya is a Trustee and Director. Bismillah is managed by a five (5) member Board of Trustees. Mr. Dahya and his wife are two of the five Trustees. A majority vote is required for the Board to take any action on behalf of the Foundation. Mr Dahya disclaims beneficial ownership of these shares.

(5) Number of shares and percentage reflects 1,434,720 common shares held at March 31, 1997 and 641,689 currently exercisable common stock warrants and 833,333 common shares issuable upon conversion of the $5,000,000 convertible debenture.

EXECUTIVE COMPENSATION
----------------------

In 1994, upon Mr. Dahya's acquisition of a controlling interest in the Company, the organizational structure of the Company was reconstituted to implement the development of mineral resources and environmental technologies.
  Prior to 1995, there was no compensation paid to any of the officers or directors. On April 14, 1995, the Company hired an entirely new management team, all of whom had previously maintained consulting relationships with the Company and/or are officers of the Company's affiliate, Vector Environmental Technologies, Inc. ("VETI")

On March 17, 1997 the Board of Directors formed a compensation committee composed of three members of the Board. Prior to that, the Company had no compensation committee, or other board committee performing equivalent functions. The Company's full Board of Directors participated in and approved all deliberations concerning executive officer compensation.

The following is a Summary Compensation Table disclosing annual compensation paid to the Chief Executive Officer of the Company. No other executive officer received compensation in excess of $100,000 for the last fiscal year.

                                   SUMMARY COMPENSATION TABLE
                   (INCLUDES COMPENSATION PAID BY THE COMPANY)


                    ANNUAL COMPENSATION          LONG-TERM COMPENSATION
--------------------------------------------------------------------------------
                                                 AWARDS             PAYOUTS
Name and     Fiscal                   Other   Restricted Options/  LTIP   All
Principal    Year                     Annual  Stock      SAR's     Payout Other
Position     Ending Salary   Bonus    Comp    Award(s)   (1)       $      Comp
--------------------------------------------------------------------------------
Amyn Dahya,  1996  $150,000  $267,700 None    0           1,000,000 None  None
President    1995  $150,000  None     None    0           0         None  None
and CEO      1994  $150,000  None     None    0           0         None  None

(1) In October 1995, Mr. Dahya was granted an option to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $7.00 per share for a period of 5 years, expiring on September 30, 2000. These options vest over a two year period with one-third vesting at grant date, and one-third on each of the anniversaries of the grant date. As of March 31, 1997, none of these Options have been exercised.

No compensation is currently paid to non-employee directors.

All other executive officers of the Company not listed above received a combined annual cash compensation of $87,525 for the fiscal year ended September 30, 1996. In addition, the Company pays a portion of each employee's health insurance premium.

There are no other employment contracts, proposed termination of employment or change-in-control arrangements between the Company and any of its directors or executive officers.


                      OPTION/SAR GRANTS IN LAST FISCALYEAR
                      ------------------------------------

                                                         Potential Realizable
                                                           Value at Assumed
                                                        Annual Reates of Stock
                                                        Price Appreciation for
                          Individual Grants                   Option Term
-------------------------------------------------------------------------------
              No. Of       % of Total
              Securities   Options/SAR's  Exercise
              underlying   Granted to     of Base   Expira-
Name and      Option/SAR's Employees      Price     tion
Position      Granted      in Fiscal Year ($/Share) Date   5% ($)     10% ($)
--------------------------------------------------------------------------------
Amyn S. Dahya,
President and
CEO           1,000,000   100%           $7.00     10/2002 $2,450,952 $5,765,241

No other benefits, salaries, bonuses, stock options, grants, SAR's or compensation have been paid or given to executive officers during the last fiscal year.

      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR END OPTION/SAR VALUES

The following table lists the aggregated Option/SAR exercises during the last fiscal year by directors and named executive officers of the Company and the fiscal year end Option/SAR values of both the exercised and unexercised Option/SAR Grants:

                                                            Value of Unexercised
                                 Number of Securities       In-The-Money options
                                 Underlying Unexercised     at Sept. 30, 1996
               Shares   Value    optionsat Sept. 30, 1996   Exercisable/
Name           Acquired Realized Unexercisable/Unexercisable      ($000's)
--------------------------------------------------------------------------------
Amyn S. Dahya  0        0        333,333/666,667            $1,833/$3,667

STOCK OPTION PLANS
------------------

During 1995, the Company adopted an Incentive Stock Option Plan (ISOP) which provides that a maximum of 800,000 options to purchase the Company's common stock may be granted to officers and employees of the Company. Options granted under the ISOP are intended to qualify as incentive stock options under the Internal Revenue Code of 1986.

The ISOP is administered by the Compensation Committee of the Board of Directors. The Committee determines which persons receive options, the number of shares that may be purchased under each option, vesting provisions, option terms and exercise price. Options granted under the ISOP are required to have an exercise price equal to or greater than the market price of the Company's common shares at the grant date. In the event an optionee voluntarily terminates his relationship with the Company, he has the right to exercise his accrued options within three months of such termination. However, the Company may redeem any accrued options held by an optionee by paying the difference between the option price and the then fair market value. If an optionee's relationship is involuntarily terminated, other than because of death, he also has the right to exercise the accrued options within thirty (30) days of such termination. Upon death, his estate or heirs have one year to exercise his accrued options.

Options granted under the ISOP are not transferable other than by will or by the laws of descent and distribution. The ISOP provides that the number of shares and the option price will be adjusted on a pro-rata basis for stock splits and stock dividends.

Options must be granted within five (5) years from the effective date of the ISOP. As of March 31, 1997, options to purchase up to 780,000 shares of common stock were granted under the ISOP. All options granted under the ISOP are valid for a term of five (5) years from the date of vesting and vest 25% per year over a period of four years. All options granted to date under the ISOP have a exercise price of $5.00 per share which represents the market price per share on the date of grant.

The Company also adopted a Non-Qualified Stock Option Plan (SOP), which grants five year options to purchase a maximum of 250,000 shares of the Company's common stock at a price of $0.04 per share to officers and key employees of the Company. Options granted under the Plan are not-intended to qualify as incentive stock options under the Economic Recovery Tax Act of 1981 (the "1981 Act") as amended by the Tax Reform Act of 1986.

As of September 30, 1996, options to purchase up to 246,000 shares of common stock were granted under the SOP. With the exception of 50,000 options granted to a former officer, which vest 100% on the grant date, the options vest to the optionee over a one (1) year period with 50% vesting at the grant date and 50% on the first anniversary of the grant date. Options granted under the SOP are compensatory in nature and has resulted in total compensation expense of approximately $1,220,160, of which $855,600 was recorded as compensation expense during 1995 and $364,560 was recorded as expense for the year-ended September 30, 1996.

The SOP is administered by the Compensation Committee of the Board of Directorswhich determines which persons receive options under the SOP, the number of shares that may be purchased under each option, and the vesting period. The term of all options is five (5) years and all options must be granted within five (5) years from the effective date of the Plan.

Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. The Option Plan provides that the number of shares and the option price will be adjusted on a pro-rata basis for stock splits and stock dividends.

During the year ended September 30, 1996, options to purchase 1,000,000 shares of the Company's common stock at $7.00 per share were granted to the Company's president. These options vest over a two year period with one-third vesting at the grant date, and one-third on each of the anniversaries of the grant date. These options expire five years from the date of vesting. In addition, options to purchase 25,000 shares of the Company's common stock at $7.00 were granted to a consultant to the Company; these options were exercised during the year ended September 30, 1996. The option price for these grants was equal to the market price at the date of the grants.

On January 18, 1997, the Board adopted the 1997 Directors Stock Option Plan. See "Approval of the 1997 Directors Stock Option Plan".

The only other benefit plan offered at the present or during 1996 is a major medical plan which is made available to all employees on a non-discriminatory basis. The Company currently maintains no other stock option plans, no plan which would termed a "Long-Term Incentive Plan" as defined in Item 402
(a)(6)(iii) of Regulation S-K, nor any benefit plan which would give rise to "Long Term Compensation" as defined in Item 402(b)(iv) of Regulation S-K, except as described above.

COMPENSATION COMMITEE INTERLOCKS AND INSIDER PARTICIPATION
----------------------------------------------------------

The Company had no compensation committee during the year ended September 30, 1996. Amyn S. Dahya, President & Chief Executive Officer participated in deliberations of the board of directors concerning executive officer compensation. Amyn S. Dahya also serves as President and Chief Executive Officer and director of Vector Environmental Technologies, Inc., a company in which he owns a 1.4% beneficial interest.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
-------------------------------------------------------------

There was no compensation committee of the Board of Directors in place for the fiscal year ended September 30, 1996. However the Board as a whole reviewed the compensation of each executive officer and determined the compensation of each such officer based upon that officer's overall contribution to the Company's performance.

I.     COMPENSATION POLICIES

The objectives of the Company's executive compensation policies are to provide its executives with a competitive total compensation package and to link compensation to the achievement of the long-term business objectives of the Company and the enhancement of shareholder value. Subjective factors are also considered in the evaluation of executive performance, such as leadership, strategic vision and organizational development efforts that result in strengthening efficiency, effectiveness and competitive advantage, which are considered critical to the achievement of long-term strategic objectives and success of the Company.

II.     EXECUTIVE COMPENSATION COMPONENTS

BASE SALARY

The Board determines the annual base salary of the Chief Executive and other executive officers based primarily upon competitve salary rates for similar companies.

BONUS PAYMENTS

The Board determines bonus payments to the Chief Executive Officer and other officers based upon attainment of individual performance in relation to an employee's objectives for the year and team performance in attaining corporate objectives.

STOCK OPTIONS

During 1995, the Company adopted an Incentive Stock Option Plan (ISOP) which provides that a maximum of 800,000 options to purchase the Company's common stock may be granted to officers and employees of the Company. Options granted under the ISOP are intended to qualify as incentive stock options under the Internal Revenue Code of 1986. See "Executive Compensation - Stock Option Plans".

During the year ended September 30, 1996, options to purchase 1,000,000 shares of the Company's common stock at $7.00 per share were granted to the Company's president. These options vest over a two year period with one-third vesting at the grant date, and one-third on each of the anniversaries of the grant date. These options expire five years from the date of vesting.

CASMYN COMMON STOCK PERFORMANCE GRAPH
-------------------------------------

The following Performance Graph compares the two year cumulative return of Casmyn Common Stock with that of the S&P 500 Index and the S&P Gold Index.

COMPARISON OF CUMMULATIVE TOTAL RETURN
ASSUMES $100 INVESTED ON SEPTEMBER 30, 1994

[LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                   9/94  12/94  3/95  6/95  9/95  12/95  3/96  6/96  9/96  12/96
--------------------------------------------------------------------------------
CASMYN             100    81     69    67    69   136    167   153   136    98
S&P 500            100   101    111   120   129   135    143   147   154   165
S&P GOLD *         100    80     90    92    90    92    109    99    88    83
______________


      * Barrick Gold Corp., Battle Mountain Gold Company, Echo Bay Mines Ltds.,Homestake, Newmont Mining, Placer Dome, Inc. and Santa Fe.

Each  index  assumes  $100  invested  on  September 30, 1994 and is calculated
quarterly.    Prior to March 1994, trading activity in Casmyn Common Stock was nil.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS
---------------------------------------------------

Pursuant to the By-Laws of the corporation, the Company has agreed to indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his/her position, if he/she acted in good faith and in a manner he/she reasonably believed to be in the best interest of the corporation and, in certain cases, may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, the Company must indemnify him/her against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by Colorado law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to officers, directors or persons controlling the Company, pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Casmyn officers and directors, and persons who own more than 10% of a registered class of Casmyn's equity securities, to file reports of ownership and changes of ownership with the SEC. Officers and directors and greater than 10% shareholders of Casmyn are required by SEC regulations to furnish Casmyn with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and certain written representations, no person who was a director, officer, or beneficial owner of more than 10% of the Company's common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

                                        APPROVAL OF THE
                                1997 DIRECTORS STOCK OPTION PLAN

On January 18, 1997, the Board of Directors adopted the 1997 Directors Stock Option Plan ("1997 DSOP") which provides for a maximum of 350,000 options to purchase common stock of the Company. The material features of the 1997 DSOP are discussed below.

GENERAL

The purpose of the 1997 DSOP is to provide an incentive for the directors of the Company to advance the best interest of the Company. The availability and offering of stock options under the Plan also supports the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. Eligible individuals under the 1997 DSOP are limited to the directors of the Company. Options granted under the Plan are not intended to qualify as incentive stock options under the Internal Revenue Code of 1986.

The 1997 DSOP is administered by the Board of Directors ("Board"). The Board determines which persons receive options, the number of shares that may be purchased under each option, vesting provisions, option terms and exercise price. The date of grant of an Option under the 1997 DSOP is, for all purposes, the date on which the Board completes all actions constituting the grant of an Option to a Director. An Option will be exercisable in such amounts and at such intervals as the Board will provide in the Option, provided that the Option has not expired on the date of exercise. The term of each Option is determined by the Board, provided that it may not exceed ten years from the date of grant.

Each Option is evidenced by an Option Agreement that may contain any terms and conditions that the Board deems necessary, desirable or appropriate, provided that such terms and conditions are not inconsistent with the 1997 DSOP or applicable law. Such other terms and conditions may include, without limitation, relating an Option to the achievement of specific goals or to the continued service on the Board of the optionee for a specified period of time.

Options must be granted within five (5) years from the effective date of the 1997 DSOP. As of March 31, 1997, options to purchase up to 275,000 shares of common stock were granted under the 1997 DSOP. All options granted under the 1997 DSOP are valid for a term of five (5) years from the date of vesting and vest ratably over a period of four years. All options granted to date under the 1997 DSOP have a exercise price of $9.00 per share which represents the market price per share on the date of grant. The following options have been granted under this plan:



                         Number
Director                 of Shares          Price
----------------------------------------------------
Hanif Dahya              100,000            $ 9.00
Edmund de Rothschild      75,000            $ 9.00
Arthur Laffer            100,000            $ 9.00


All of the above options vest over three years beginning December 31, 1997. Accordingly, no options are currently vested under the 1997 DSOP.

Shares of common stock issuable upon the exercise of Options granted under the 1997 DSOP may be either shares held in the Company's treasury or from authorized but unissued shares. If any Option or any part of such Option, expires, terminates, or is canceled or surrendered as to any shares, for any reason without having been exercised in full, the shares allocable to the unexercised portion of such Option may again be subject to the grant of Options under the 1997 DSOP.

EXERCISE  PRICE.    The  exercise  price  per  share of an Option is the price determined by the Board on the date of the grant.

EXERCISE OF OPTIONS AND PAYMENT. Each Option is exercisable in such amounts, at such intervals and upon such terms as the Board determines in its sole discretion upon granting such Options; however, in no event shall an Option be exercisable more than ten years after the date of grant.

An Option may be exercised by written notice to the Company. Such written notice must be in accordance with the terms of such Option, and accompanied by payment of the full exercise price for the shares of the optionee chooses to exercise. In addition, arrangements must be made that are satisfactory to the Board for the optionee's payment to the Company of the amount that the Committee determines to be necessary for the Company, or an affiliated corporation of the Company, to withhold amounts in accordance with applicable federal or state income tax withholding requirements. The payment of the exercise price must be in cash or by certified or cashier's check, or wire transfer or immediately available funds.

ADJUSTMENTS AND REORGANIZATION. To prevent dilution of the rights of a holder of an Option, in certain instances such as stock splits, stock dividends or other recapitalizations or reorganizations of the Company, the Compensation Committee shall make appropriate adjustments to the number of shares reserved under the 1997 DSOP and the number of shares subject to option and the exercise price of each outstanding Option.

Generally, in the event of a dissolution or liquidation of the Company, a material merger or consolidation of the Company in which the Company does not survive, or a shareholder other than Amyn S. Dahya becoming the owner of 50% or more of the total combined voting power of all classes of the Company's stock, the Board of Directors may, at its election in order to retain the value to the optionee, change the number and kind of shares of stock and exercise price in a manner it deems appropriate or purchase the outstanding Options from each holder for the excess of the fair market value of the Option over its exercise price.

TRANSFERABILITY. No Option is assignable or otherwise transferable, except by will, the laws of the descent and distribution. Options may be exercised solely by the optionee during his lifetime or after his death by the personal representative of his estate or the persons entitled thereto under his will or under the laws of descent and distribution.

TERMINATION OF 1997 DSOP. The 1997 DSOP will terminate on January 16, 2007, the tenth anniversary of the date the Board approved the 1997 DSOP. All unexercised Options expire after said date.

AMENDMENTS. The Board of Directors may amend, modify, suspend or terminate the 1997 DSOP at any time. Subject to changes in the law or other legal requirements, including any changes in the provisions of Rule 16b-3, that would permit otherwise, the 1997 DSOP may not be amended without the approval of the Shareholders to increase the aggregate number of shares of common stock that may be issued under the 1997 DSOP (except adjustments to prevent dilution, as discussed above), increase the maximum period during which Options may be exercised or extend the effective period of the 1997 DSOP. No amendment or termination of the 1997 DSOP may, without an optionee's consent, alter or impair, other than as provided in the 1997 DSOP or the optionee's Option Agreement, any of the rights or obligations under any Option previously granted to such optionee under the 1997 DSOP.

FEDERAL  INCOME TAX CONSEQUENCES.  The federal tax information set forth below is  based  upon  present federal income tax laws and thus is subject
to change when  laws  change.    Moreover,  this summary of tax consequences
attempts to paraphrase only the general rules and is not intended to be a complete description of all tax effects from participation in the 1997 DSOP.

GRANT OF OPTIONS. The grant of an Option will not be a taxable event to the recipient.

EXERCISE  OF  NONSTATUTORY  STOCK OPTION.  Options granted under the
1997 DSOP are considered to be "Nonstatutory Options" for tax purposes. Generally, upon the exercise of a Nonstatutory Stock Option, an optionee will recognize ordinary income at the time of the exercise in the amount equal to the excess of the fair market value of the shares of common stock received over the exercise price paid to exercise the Nonstatutory Stock Option.

When common stock received upon exercise of a Nonstatutory Stock Option subsequently is sold or exchanged in a taxable transaction, the seller of the stock generally will recognize capital gain (or loss) in the amount by which the amount realized exceed (or is less than) the fair market value of the common stock that was included in income in connection with the exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

TAX  CONSEQUENCES  TO  THE  COMPANY.    The  Company will not be
entitled to a deduction for federal income tax purposes for the granting of any Option. The Company generally will be entitled to a deduction for federal income tax purposes when an optionee exercises a Nonstatutory Stock Option, in the same amount as the ordinary income realized by the optionee. All such deductions are subject to the usual rules regarding the reasonableness of compensation and certain limitations under Section 162 (m) of the Code.

INDIVIDUAL  TAX  CONSULTATION.    In  addition  to  the  federal  income  tax
consequences described above, the acquisition, ownership or disposition of an Option or shares acquired upon the exercise of an Option may have tax consequences under various state or foreign laws that may be applicable to certain options. Since these tax consequences, as well as the federal income tax consequences described above, may vary from optionee to optionee depending upon the particular facts and circumstances involved, each optionee should consult such optionee's own tax advisor with respect to the federal income tax consequences of the grant or exercise of an Option, and also with respect to any tax consequences under applicable state or foreign law.

RESTRICTIONS  ON  RESALE.    Shares  of common stock acquired upon exercise of
Options may be sold in compliance with the registration requirements of the Securities Act and applicable state securities laws. The Company intends to file a registration statement with the SEC on Form S-8 under which it will register under the Securities Act the offer and sale of shares of common stock reserved under the 1997 DSOP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 1997 DIRECTORS STOCK OPTION PLAN.

          INCREASE IN NUMBER OF SHARES AVAILABLE FOR GRANT UNDER
                              THE 1995 INCENTIVE STOCK OPTION PLAN

On April 2, 1997, the Board of Directors voted to increase the number of shares available to be granted to key officers and employees under the 1995 Incentive Stock Options Plan ("ISOP") to 1,500,000 shares. See "Executive Compensation - Stock Option Plans".

The purpose of the ISOP is to provide an incentive for officers and key employees of the Company to advance the best interest of the Company by providing those persons who have a substantial responsibility for its management and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain employees. Further, the availability and offering of stock options under the ISOP supports and increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. The ISOP provides for options to purchase up to 800,000 common shares of which options to purchase 780,000 shares have been granted. Accordingly, in order to continue to realize the objectives of the ISOP in the future, additional shares are necessary to cover grants to new employees or additional grants to existing employees.

THE  BOARD  OF  DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THE APPROVAL AND ADOPTION  OF  AND  INCREASE  IN  THE
NUMBER OF SHARES AVAILABLE UNDER THE 1995 INCENTIVE STOCK
OPTION PLAN


APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE
COMPANY FOR THE
                    FISCAL YEAR ENDING SEPTEMBER 30, 1997.

Deloitte & Touche LLP have been the auditors for the Company since 1995. It is anticipated that the overall responsibility for the direction of audit activity will be changed from the Reno office of Deloitte & Touche LLP to the Vancouver office, consistent with the relocation of the Company's controllership function.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE APPROVAL APPOINTMENT OF DELOITTE & TOUCHE LLP AS
AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING
SEPTEMBER 30, 1997.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP served as Casmyn's principal independent public accountants during 1996 and will continue to serve as Casmyn's principal independent accountants for the current year. Representatives of Deloitte & Touche LLP are expected to be present at the 1997 Annual Meeting of Shareholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  DATE OF RECEIPT FOR SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Shareholders may present proper proposals for inclusion in Casmyn's proxy statement for consideration at its Annual Meeting of Shareholders by submitting proposals to Casmyn in a timely manner. In order to be included for the 1998 Annual Meeting, shareholder proposals must be received by Casmyn no later than March 26, 1998, and must otherwise comply with the requirements of Rule 14a-8.

                        ANNUAL REPORT TO SHAREHOLDERS

The Annual Report to Stockholders of the Company for the fiscal year ended September 30, 1996, including audited financial statements, is being mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy and is not deemed to be a part of the proxy solicitation material.

                                OTHER MATTERS

 The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                          ANNUAL REPORT ON FORM 10-K

  A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Casymn Corp., 1335 Greg Street, Suite #104, Sparks, Nevada, 89431 Attention: Douglas C. Washburn. If Exhibit copies are requested, a copying charge of $.20 per page will be made.


BY ORDER OF THE BOARD OF DIRECTORS


/s/ Douglas C. Washburn
By ______________________
     Douglas C. Washburn
     Secretary



May __, 1997
Sparks, Nevada

                                                      CASMYN CORP.
                                             1335 GREG STREET #104
                                                 SPARKS, NV  89431

                                                           PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Amyn S. Dahya and Dennis E. Welling or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of CASMYN CORP. at the Company's offices located at 1800-1500 West Georgia Street, Vancouver British Columbia, Canada, on June 16, 1997, at 10:00 AM (local time), and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May ____, 1997 as follows:




                                                  (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE
REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
IN THE EXAMPLE USING BLACK
OR BLUE INK                                                CASMYN CORP.
                                                              PROXY
1.    The  election of five (5) directors to
hold office until the next annual election         [  ]  FOR ALL [  ] WITHHOLD
of directors by Shareholders or until their
respective successors shall have been duly         [  ] EXCEPT
elected and shall have qualified.

Amyn S. Dahya           Hanif S. Dahya
Edmund de Rothschild    Dr.Arthur B. Laffer
Sandro Kunzle

IF  YOU  WISH  TO WITHHOLD
AUTHORITY FOR ANY PARTICULAR
NOMINEE, MARK THE "FOR ALL EXCEPT"
BOX AND STRICK A LINE THROUGH
THE NOMINEE'S NAME.

2.    Approval of the 1997 Directors Stock         [  ] FOR     [  ] AGAINST
Option Plan as adopted by the Board                [  ]  ABSTAIN
Board of Directors on Januray 17, 1997.

3    Approval  to  increase the number of          [  ]  FOR    [  ]  AGAINST
shares available for grant under the               [  ]  ABSTAIN
1995 Incentive Stock Option Plan from
800,000 to 1,000,000

4.   Appointment of Deloitte & Touche              [  ]  FOR    [  ]  AGAINST
LLP as auditors for Casmyn Corp. for the           [  ]  ABSTAIN
fiscal year ending September 30, 1997.

IN  THEIR  DISCRETION,  THE  PROXIES
ARE  AUTHORIZED  TO VOTE UPON
SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING.


THIS  PROXY,  WHEN  PROPERLY]                      Dated:____________, 1997
EXECUTED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN                         Signature:_______________
BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY                Signature,
WILL BE VOTED  "FOR"  PROPOSALS                    if held jointly:____________
1,  2,  and  3.

PLEASE  MARK, SIGN, DATE AND RETURN                SIGNATURE  SHOULD AGREE
THIS PROXY CARD PROMPTLY                           WITH THE NAME ON STOCK
USING THE ENCLOSED ENVELOPE                        CERTIFICATE AS PRINTED
A PROMPT REPLY WILL HELP SAVE                      THERON.   EXECUTORS,
THE EXPENSE OF FOLLOW-UP LETTERS TO                ADMINISTRATORS,
SHAREHOLDERS WHO HAVE NOT                          TRUSTEES AND OTHER
RESPONDED.                                         FIDUCIAARIES SHOULD
                                                   SO INDICATE WHEN SIGNING.


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